Reckoner BBB-B CLO Annual ETF
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Reckoner BBB-B CLO ETF (a)(b)	696,542	$17,176,726
TOTAL EXCHANGE TRADED FUNDS (Cost $17,513,566)		17,176,726

TOTAL INVESTMENTS - 99.9% (Cost $17,513,566)		17,176,726
Money Market Deposit Account - 0.1% (c)		24,099
Liabilities in Excess of Other Assets - (0.0)% (d)		(657)
TOTAL NET ASSETS - 100.0%		$17,200,168

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 2.56%.

(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Reckoner BBB-B CLO Annual ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$17,176,726	$–	$–	$17,176,726
Total Investments	$17,176,726	$–	$–	$17,176,726

Refer to the Schedule of Investments for further disaggregation of investment categories.

Reckoner BBB-B CLO Annual ETF - Transactions with Affiliates
	Value as of February 10, 2026 (a)	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2026	Shares as of March 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Reckoner BBB-B CLO ETF	$–	$17,521,133	$(7,565)	$(2)	$(336,840)	$17,176,726	696,542	$–	$–
	$–	$17,521,133	$(7,565)	$(2)	$(336,840)	$17,176,726	696,542	$–	$–

(a)	Inception date of Fund.